Exhibit 99.1(a)

CONSENT OF DIRECTOR NOMINEE

In connection with the filing by SONDORS Inc. of a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 under the Securities Act, to being named as a nominee to the board of directors of SONDORS Inc. in the Registration Statement, including the information incorporated by reference therein, and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

IN WITNESS WHEREOF, the undersigned has executed this Consent as of the 11th day of October, 2022.

/s/ Rande Gerber
Rande Gerber

Exhibit 99.1(b)

CONSENT OF DIRECTOR NOMINEE

In connection with the filing by SONDORS Inc. of a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 under the Securities Act, to being named as a nominee to the board of directors of SONDORS Inc. in the Registration Statement, including the information incorporated by reference therein, and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

IN WITNESS WHEREOF, the undersigned has executed this Consent as of the 11th day of October, 2022.

/s/ Bill Jones
Bill Jones

Exhibit 99.1(c)

CONSENT OF DIRECTOR NOMINEE

In connection with the filing by SONDORS Inc. of a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 under the Securities Act, to being named as a nominee to the board of directors of SONDORS Inc. in the Registration Statement, including the information incorporated by reference therein, and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

IN WITNESS WHEREOF, the undersigned has executed this Consent as of the 11th day of October, 2022.

/s/ Horace Hertz
Horace Hertz